United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 14, 2026

SUNation Energy, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware

(State Or Other Jurisdiction Of Incorporation)

001-31588	41-0957999
(Commission File Number)	(I.R.S. Employer Identification No.)

171 Remington Boulevard Ronkonkoma, NY	11779
(Address of Principal Executive Offices)	(Zip Code)

(631) 750-9454

Registrant’s Telephone Number, Including Area Code

Securities registered pursuant to Section 12(b) of the Act

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value, $.05 per share	SUNE	The Nasdaq Stock Market, LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

MBB Energy Line of Credit Agreement

As previously disclosed, on April 14, 2025, SUNation Energy, Inc. (the “Company”) entered into a Secured Revolving Line of Credit Agreement (the “Line of Credit Agreement”) and Secured Revolving Line of Credit Agreement Note (“Line of Credit Note”) between the Company and MBB Energy, LLC, a New York limited liability company, pursuant to which the Company may request one or more loans of up to an aggregate principle amount $1,000,000 under this line of credit for a period of one (1) year (the “Term”) from the date or entry. Any loans drawn by the Company under this line of credit facility will carry interest on an annualized basis of 8%, payable monthly on the first day of each month thereafter. MBB Energy, LLC is an affiliate and related party of the Company by virtue of MBB Energy, LLC being an entity controlled by Messrs. Scott Maskin and James Brennan. During the Term, the Company may from time to time borrow, repay and reborrow all or part of the outstanding balance of the loans drawn thereunder on or after the date hereof and prior to the initial Maturity Date of April 15, 2026, subject to the terms, provisions and limitations set forth in the Agreement.

On April 14, 2026, the Board of Directors of the Company agreed to amend the Line of Credit Agreement and the Line of Credit Note in two principal respects: (i) to extend the Maturity Date by six (6) months to October 15, 2026 (“New Maturity Date”), and (ii) to increase the aggregate dollar capacity of the Line of Credit Agreement by fifty percent from a previous total of $1,000,000 to a new aggregate total of $1,500,000 (“Line of Credit Capacity”). Accordingly, the Company has amended the Line of Credit Agreement and amended the Line of Credit Note, in each case to reflect the New Maturity Date and increased Line of Credit Capacity.

Long Term Note

As previously disclosed, in connection with the acquisition of the New York based subsidiaries of SUNation on November 9, 2022, the Company issued a $5,486,000 Long-Term Promissory Note (the “Long-Term Note”). On April 10, 2025, the Long-Term Note was amended and restated whereby the principal amount of $5,486,000 previously due and payable under the original Long-Term Note, together with all accrued and unpaid interest owing thereunder, became due and payable on May 1, 2028, and such amended note became a senior secured instrument of the Company. Principal and interest payments under the amended Long-Term Note are payable monthly on the first day of each month commencing on June 1, 2025 for thirty-six (36) consecutive months thereafter.

On April 14, 2026, the Board of Directors approved entry into a “Debt Conversion Agreement” in connection with the conversion of up to $1,200,000 of debt payable under the Long-Term Note into shares of restricted common stock (the “Conversion Shares”) of the Company pursuant to Regulation D of the Securities Act of 1933, as amended, on the following terms: (1) the Conversion Shares shall consist of restricted shares of voting common stock, par value $.05 per share, (2) the Conversion Shares shall be issued at a price per share of $1.77, which reflects a premium of 10% above the closing price of the Company’s common stock on Nasdaq Stock Market on April 13, 2026 (and also above the 5-day closing average), and (3) the Conversion Shares shall be locked-up (non-tradeable, non-transferable and non-saleable) for a period of 180 days from the date of issuance, and further subject to such other applicable SEC and Nasdaq Stock Market rules, regulations and restrictions, including Rule 144, on shares held by persons deemed to be control persons or affiliates of the Company.

The conversion of debt to equity of the Long-Term Note will reduce the outstanding secured debt of the Company payable under the Long-Term Note in the near term by approximately $1,200,000. The Conversion Shares shall be issued to Messrs. Scott Maskin and James Brennan, each of whom is an affiliate and related party of the Company by virtue of their respective roles as chief executive officer and chief financial officer of the Company.

The foregoing description of the amended Line of Credit Agreement, Line of Credit Note and Debt Conversion Agreement, in each case, does not purport to be complete and are qualified in their entirety by reference to the full text of the amendment to the Line of Credit Agreement, amended Line of Credit Note, and the Debt Conversion Agreement, each of which are filed herewith as Exhibits 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On April 15, 2026, the Company issued a press release announcing the reduction of debt under the Long-Term Note, as well as the conversion of the foregoing debt to equity at a premium to the per share market price. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information set forth in Item 7.01 of this report is furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference in any of the Company’s filings with the Securities and Exchange Commission under the Exchange Act or the Securities Act of 1933, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

Certain information contained in this Current Report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We may in some cases use terms such as “predicts,” “believes,” “potential,” “continue,” “anticipates,” “estimates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “likely,” “will,” “should” or other words that convey uncertainty of the future events or outcomes to identify these forward-looking statements. Our forward-looking statements are based on current beliefs and expectations of our management team that involve risks, potential changes in circumstances, assumptions, and uncertainties, including our ability to continue as a going concern, our financial condition, cash position, ability to maintain a stable and substantial residential and commercial regional solar installation business following the loss of federal residential tax credits, ability to execute on potential growth, diversification or other strategic transaction. Any or all of the forward-looking statements may turn out to be wrong or be affected by assumptions we make that later turn out to be incorrect, or by known or unknown risks and uncertainties. These forward-looking statements are subject to risks and uncertainties including risks related to our ability to maintain our listing on the Nasdaq Stock Market, continue as a going concern, , and the other risks set forth in our filings with the Securities and Exchange Commission, including in our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q. For all these reasons, actual results and developments could be materially different from those expressed in or implied by our forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which are made only as of the date of this Current Report on Form 8-K. We undertake no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances unless required by law.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Amendment to Secured Revolving Line of Credit Agreement, dated April 14, 2026
10.2	Amended Secured Revolving Line of Credit Note, dated April 14, 2026
10.3	Debt Conversion Agreement, dated April 14, 2026
99.1	Press release, dated April 15, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATUREs

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SUNATION ENERGY, INC.

	By:	/s/ James Brennan
James Brennan
Chief Financial Officer

Date: April 15, 2026

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